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                          UNITED STATES DISTRICT COURT

                               DISTRICT OF NEVADA


OSPREY GOLD CORPORATION, et al.,        )
                                        )
     Plaintiff(s),                      )
                                        )     CV-S-05-133 RCJ(LRL)
                                        )
vs.                                     )     MINUTES OF COURT
                                        )
GEORGES BENARROCH, et al.,              )     September 26, 2005
                                        )
     Defendant(s).                      )
----------------------------------------)

PRESENT:  THE HONORABLE ROBERT C. JONES, UNITED STATES DISTRICT JUDGE
          ----------------------------------------------------------------------

DEPUTY CLERK:  B. J. PRICE                    RECORDER:  LILIA ABARCA DE CARTER
               ----------------------------              -----------------------

COUNSEL FOR PLAINTIFF(S):  GREGORY L. WILDE
                           -----------------------------------------------------

COUNSEL FOR DEFENDANT(S):  W. C. WICKER & MICHAEL KEANE
                           -----------------------------------------------------

PROCEEDINGS: ORAL ARGUMENT ON THE MOTION FOR ORDER FINDING PLAINTIFF'S IN CONTEMPT OF COURT AND FOR SANCTION AGAINST PLAINTIFFS (#86) PLAINTIFFS' MOTION TO CONTINUE TRIAL AND PRE-TRIAL DEADLINES (#92)

9:10 a.m.  THE CASE IS CALLED.

The Court hears the arguments of Counsel.

IT IS HEREBY ORDERED the Court will grant the motion for sanctions and the complaint will be stricken. The Court will allow the issuance of shares.

IT IS FURTHER ORDERED the time set for is continued to TUESDAY, JANUARY 24, 2006 AT 8:30 A.M. Calendar call is continued to WEDNESDAY, JANUARY 18, 2006 AT 8:30 A.M.

Counsel is directed to prepare and submit an order for the Court's signature.

10:17 a.m.  THE NEXT CASE IS CALLED.


                                               LANCE S. WILSON, CLERK


                                               BY:  /s/ B. Price
                                                    ----------------------------
                                                            Deputy Clerk